Exhibit 10.1

Execution Version

AMENDMENT NO. 2

This AMENDMENT NO. 2, dated as of February 14, 2017 (this “Amendment”), is among FOUR CORNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as borrower (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Reference is made to the Revolving Credit and Term Loan Agreement, dated as of November 9, 2015 (as amended by the Omnibus Amendment and Waiver dated as of August 2, 2016 and as further amended, modified, restated and supplemented, the “Credit Agreement”), among the Borrower, Four Corners Property Trust, Inc., a Maryland corporation, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to do so on the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Asset Growth Achievement” and replacing it with the following:

“Asset Growth Achievement” means (i) the Borrower shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that the Borrower’s aggregate Asset Growth Capitalization Value with respect to the Real Property Assets (which in respect of ground leases shall only include Qualifying Ground Leases) acquired by the Borrower or Kerrow after the Asset Transfer exceeds $300,000,000 and (ii) the Administrative Agent shall have confirmed in writing to the Borrower that such evidence is satisfactory (such confirmation not to be unreasonably withheld or delayed).

(ii) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in the appropriate alphabetical order:

“Consolidated Interest Expense” means, for any period, for the Company and its Subsidiaries on a consolidated basis, Interest Expense during such period on all Unsecured Indebtedness. Consolidated Interest Expense, for any period, shall be equal to the greater of (i) the actual Consolidated Interest Expense on all Unsecured Indebtedness during such period and (ii) the Consolidated Interest Expense that would be payable on all Unsecured Indebtedness during such period using an assumed interest rate of 5.0% per annum.

“Interest Expense” means, for any Person, interest expense of such Person (but excluding any deferred financing costs and calculated without taking into account gains or losses on early retirement of debt, debt modification charges, and prepayment premiums but including such Person’s pro rata share of the Interest Expense of each unconsolidated Joint Venture and Subsidiary in which such Person holds an interest).

“Release Date” means, earliest date on which either of the following occurs: (i) Asset Growth Achievement and (ii) the Unsecured Note Issuance.

“Unsecured Indebtedness” means the outstanding principal amount of Total Indebtedness that is not secured by a Lien on any property, Equity Interests or other assets.

“Unsecured Note Issuance” means the issuance by the Borrower of Indebtedness for borrowed money after February 14, 2017 in the aggregate amount of at least $50,000,000 to lenders who are not Subsidiaries or Affiliates of the Borrower; provided that such Indebtedness shall: (i) be unsecured, (ii) not contain covenants or events of default that, taken as a whole, are more favorable to the lenders under such Indebtedness in any material respect than the terms of the Facilities (as determined by the Borrower or, if requested by the Borrower, as approved by the Administrative Agent) unless the Loan Documents are amended with the approval of the Administrative Agent (without the need for approval by any other Lender) to reflect such more favorable terms, (iii) not be guaranteed at any time by any Parent Company or any other Person unless (x) such Parent Company or such other Person is a Guarantor and (y) the terms of the guarantee of such other Indebtedness by such Parent Company or such other Person are not more favorable to the lenders under such other Indebtedness in any material respect than the terms of the Facilities (as determined by the Borrower or, if requested by the Borrower, as approved by the Administrative Agent) unless the Loan Documents are amended with the approval of the Administrative Agent (without the need for approval by any other Lender) to reflect such more favorable terms, and (iv) have a scheduled maturity date later than the latest scheduled maturity of the Facilities.

(iii) Clause (d) of Section 4.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Prior to the Release Date, in the case of a Borrowing or an issuance of Letter of Credit that results in an increase of $25,000,000 or more in the aggregate principal balance outstanding under the Facilities as compared to the outstanding amount under the Facilities as reflected in the Compliance Certificate most recently delivered by the Borrower, if required pursuant to Section 5.01(e), a Compliance Certificate that complies with the requirements specified in Section 5.01(d) or is otherwise is in form and substance reasonably acceptable to the Administrative Agent.

(iv) The final paragraph of Section 5.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

at any time prior to the Release Date, in the event that any Eligible Unencumbered Real Property Asset has been sold or otherwise ceased to be an Eligible Unencumbered Real Property Asset since the most recently ended quarter for which a Compliance Certificate has been delivered, the Borrower shall deliver an additional Compliance Certificate (with supporting calculations) with respect to the Maximum Unencumbered Leverage Ratio and the Minimum Unencumbered Debt Service Coverage Ratio with each Borrowing under the Facility, whether individually or in the aggregate, that results in an increase of $25,000,000 or more in the aggregate principal balance outstanding under the Facilities as compared to the outstanding amount under the Facilities as reflected in the Compliance Certificate most recently delivered by the Borrower (it being understood that (i) such additional Compliance Certificate shall calculate the Property Capitalization Values and Adjusted Annualized Net Operating Incomes of the Eligible Unencumbered Real Property Assets that remain owned by the Borrower and its Subsidiaries on the date of such certificate and that were not acquired after the quarter-end for which a Compliance Certificate was most recently delivered with the same values and incomes as were previously reported for such Real Property Assets and (ii) the Property Capitalization Values and Adjusted Annualized Net Operating Incomes of Real Property Assets acquired by Borrower, Kerrow and their respective Subsidiaries after the quarter-end for which a Compliance Certificate was most recently delivered that otherwise comply with the eligibility requirements for Eligible Unencumbered Real Property Assets shall be included in the calculation of pro forma compliance with the Maximum Unencumbered Leverage Ratio and the Minimum Unencumbered Debt Service Coverage Ratio without regard to whether the applicable Subsidiaries have been joined as Guarantors or Pledgors, as applicable, of the Facility so long as such Subsidiaries are not in violation of the requirements with respect to joinder as Guarantors pursuant to Section 5.10(a) or Pledgors pursuant to Section 5.10(b));

(v) Each of Clauses (a), (b) and (c) of Section 5.10 of the Credit Agreement are hereby amended and restated in its entirety as follows:

(a) At all times prior to the date of the Unsecured Note Issuance, with respect to each Material Subsidiary that is not an Excluded Subsidiary (including any Subsidiary that has ceased to be an Excluded Subsidiary), unless such Subsidiary is not required to become a Subsidiary Guarantor pursuant to paragraphs 8, 9 or 10 of Article VIII or the definition of “Subsidiary Guarantor” (or any component definition thereof), not later than concurrently with the first delivery of financial statements under such clauses (a) or (c) of Section 5.01 following the date when such Subsidiary becomes a Material Subsidiary (other than an Excluded Subsidiary) (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall cause (and shall cause the Company to cause) such Material Subsidiary (A) to become a party to the Subsidiary Guaranty as a Subsidiary Guarantor and (B) deliver to the Administrative Agent those items that were delivered by each Subsidiary Guarantor on the Effective Date pursuant to Section 4.01. For the purposes of calculation of compliance with the financial covenants set forth in Section 6.12 in the applicable Compliance Certificate delivered concurrently with the delivery of financial statements under clauses (a) or (c) of Section 5.01, any joinder of a new Subsidiary Guarantor completed by such date shall be deemed to have occurred as of the end of the period to which such Compliance Certificate relates.

(b) At all times prior to the Release Date, not later than concurrently with the first delivery of financial statements under such clauses (a) or (c) of Section 5.01 following the date when a Subsidiary becomes a Person described in the definition of “Pledgor” (or such later date as the Administrative Agent may agree in its sole discretion), each of the Company and the Borrower shall cause such Subsidiary (including any such Subsidiary that has ceased to be an Excluded Subsidiary) to (A) become a party to the Pledge Agreement and (B) pledge and deliver to the Administrative Agent items of the nature of those that were delivered by each Pledgor on the Effective Date pursuant to Section 4.01(c)(xiv) and (xv)).

(c) Upon the Release Date, and so long as no Default or Event of Default has occurred and is continuing on the Release Date, the Pledgors shall be released from their obligations under the Pledge Agreement all without delivery of any instrument or performance of any act by any Person, and the Administrative Agent shall cause the prompt return to the Borrower of all original certificates and instruments evidencing the Pledged Collateral previously delivered to the Administrative Agent pursuant to the Pledge Agreement and the other Loan Documents and provide such other documents or authorizations as may be reasonably requested by the Borrower to evidence such release and release any liens of record. Upon the date of the Unsecured Note Issuance, and so long as no Default or Event of Default has occurred and is continuing on such date, the Subsidiary Guarantors shall be released from their obligations under the Guaranty (provided that such Subsidiary Guarantors are not guarantors of the Unsecured Note Issuance) all without delivery of any instrument or performance of any act by any Person, and the Administrative Agent shall provide such other documents or authorizations as may be reasonably requested by the Borrower to evidence such release and release any liens of record.

(vi) Each of Section 5.11, 6.04 and 6.08(a) is hereby amended by replacing each reference therein to “Pari Passu Debt” with a reference to “Pari Passu Debt and Unsecured Note Issuance”.

(vii) Each of Clauses (e) and (f) of Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) other Indebtedness of the Borrower, Kerrow and any of their respective Subsidiaries (including any Permitted Separately Financed Subsidiary Debt) that will not cause a breach of the financial covenants set forth in Section 6.12 (calculated on a pro forma basis) or otherwise cause a Default or Event of Default; provided that any Indebtedness incurred by the Borrower, Kerrow or any of their respective Subsidiaries in reliance on this Section 6.01(e) (other than any Permitted Separately Financed Subsidiary Debt) shall: (1) only be incurred after the occurrence of the Release Date, (2) be unsecured, (3) not contain covenants or events of default that, taken as a whole, are more favorable to the lenders under such other Indebtedness in any material respect than the terms of the Facilities (as determined by the Borrower or, if requested by the Borrower, as approved by the Administrative Agent) unless the Loan Documents are amended with the approval of the Administrative Agent (without the need for approval by any other Lender) to reflect such more favorable terms, (4) not be guaranteed at any time by any Parent Company or any other Person unless (x) such Parent Company or such other Person is a Guarantor and (y) the terms of the guarantee of such other Indebtedness by such Parent Company or such other Person are not more favorable to the lenders under such other Indebtedness in any material respect than the terms of the Facilities (as determined by the Borrower or, if requested by the Borrower, as approved by the Administrative Agent) unless the Loan Documents are amended with the approval of the Administrative Agent (without the need for approval by any other Lender) to reflect such more favorable terms, and (5) have a weighted average maturity not earlier than the latest scheduled maturity of the Facilities (“Pari Passu Debt”);

(f) other Indebtedness of the Borrower, Kerrow and any of their respective Subsidiaries in an aggregate principal amount at any time outstanding not in excess of $1,000,000; and

(viii) Section 6.01 of the Credit Agreement is hereby amended by adding the following new Clause (g) to the end thereof:

(g) the Unsecured Note Issuance if the issuance thereof will not cause a breach of the financial covenants set forth in Section 6.12 (calculated on a pro forma basis) or otherwise cause a Default or Event of Default.

(ix) After giving effect to the amendment in clause (vi) above, Section 6.08(a) of the Credit Agreement is hereby renumbered as Section 6.08.

(x) Section 6.08(b) of the Credit Agreement is hereby deleted in its entirety.

(xi) Each of Clauses (e), (g) and (h) of Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) Consolidated Adjusted Net Worth. Consolidated Tangible Net Worth to be less than the sum of (i) $868,899,000 plus (ii) 75% of net cash proceeds from issuances of Equity Interests by the Company after September 30, 2016.

(g) Maximum Leverage Ratio.

(i) Prior to the date of the Unsecured Note Issuance, Borrowing Base Debt to exceed 60% of the sum of (without duplication) (A) Property Capitalization Values of the aggregate Eligible Unencumbered Real Property Assets (including any Eligible 1031 Properties) and (B) the Eligible Unencumbered Mortgage Note Value (the “Maximum Unencumbered Leverage Ratio”); provided that at no time shall (x) Eligible 1031 Properties included in the calculation of Maximum Unencumbered Leverage Ratio hereunder exceed 5% of the sum, without duplication, of (A) and (B) of this clause (g)(i), or (y) Eligible Unencumbered Mortgage Note Value included in the calculation of Maximum Unencumbered Leverage Ratio hereunder exceed 5% of the sum, without duplication, of (A) and (B) of this clause (g)(i).

(ii) From and including the date of the Unsecured Note Issuance, Unsecured Indebtedness to exceed 60% of the sum of (without duplication) (A) Property Capitalization Values of the aggregate Eligible Unencumbered Real Property Assets (including any Eligible 1031 Properties) and (B) the Eligible Unencumbered Mortgage

Note Value; provided that at no time shall (x) Eligible 1031 Properties included in the calculation of Maximum Unencumbered Leverage Ratio hereunder exceed 5% of the sum, without duplication, of (A) and (B) of this clause (g)(ii), or (y) Eligible Unencumbered Mortgage Note Value included in the calculation of Maximum Unencumbered Leverage Ratio hereunder exceed 5% of the sum, without duplication, of (A) and (B) of this clause (g)(ii).

(h) Minimum Debt Service / Interest Coverage Ratio.

(i) Prior to the date of the Unsecured Note Issuance, the ratio of Adjusted Annualized Net Operating Income of the Eligible Unencumbered Real Property Assets to Annualized Assumed Debt Service Payments of the Company and its Subsidiaries be less than 1.50 to 1.00 (the “Minimum Unencumbered Debt Service Coverage Ratio”); provided that solely for the purpose of calculations pursuant to this clause (h)(i), in the case of an Eligible Unencumbered Real Property Asset that has been owned for less than one (1) full fiscal quarter, the Adjusted Annualized Net Operating Income shall be calculated on a pro forma basis as if such Eligible Unencumbered Real Property Asset had been owned for the full fiscal quarter.

(ii) From and including the date of the Unsecured Note Issuance, the ratio of Adjusted Annualized Net Operating Income of the Eligible Unencumbered Real Property Assets to Consolidated Interest Expense be less than 2.00 to 1.00; provided that solely for the purpose of calculations pursuant to this clause (h)(ii), in the case of an Eligible Unencumbered Real Property Asset that has been owned for less than one (1) full fiscal quarter, the Adjusted Annualized Net Operating Income shall be calculated on a pro forma basis as if such Eligible Unencumbered Real Property Asset had been owned for the full fiscal quarter.

(xii) Clause (n) of Article VII of the Credit Agreement is hereby amended and restated in its entirety as follows:

(n) at any time prior to the Release Date, the first lien priority of any of the Liens in favor of any of the Credit Parties in any Pledged Collateral shall be invalid, unenforceable or lost at any time; or

(xiii) The eighth paragraph of Article VIII of the Credit Agreement is hereby amended and restated in its entirety as follows:

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 9.02) to take any action requested by the Borrower having the effect of releasing any guarantee or collateral obligations (i) in connection with any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 9.02, (ii) upon the occurrence of the Asset Growth Achievement or the Unsecured Note Issuance in accordance with Section 5.10(c), (iii) in connection with any Guarantor ceasing to be a Material Subsidiary or otherwise becoming an Excluded Subsidiary as a result of a transaction permitted under the Loan Documents or (iv) under the circumstances described in the immediately succeeding paragraph below.

(xiv) The parenthetical in Clause (b) (vii) of Section 9.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(except as otherwise provided in Article VIII or upon the occurrence of the Asset Growth Achievement or the Unsecured Note Issuance in accordance with Section 5.10(c))

(xv) The parenthetical in Clause (b) (viii) of Section 9.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(except as otherwise provided in Article VIII or upon the occurrence of the Unsecured Note Issuance in accordance with Section 5.10(c))

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:

(i) the execution and delivery of this Amendment is within the Borrower’s partnership powers and has been duly authorized by all necessary partnership or other organizational action on the part of the Borrower;

(ii) the execution and delivery of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter or any order, judgment or decree of any Governmental Authority, by-laws or other organizational documents of the Borrower or any of its Subsidiaries, (c) will not violate or result in a default under any material indenture, loan agreement, credit agreement, promissory note, letter of credit or other agreement binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than Liens created under the Loan Documents);

(iii) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iv) the representations and warranties made or deemed made by the Loan Parties in the Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of the Amendment Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and

(v) no Default or Event of Default has occurred and is continuing.

SECTION 3. ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS AND THE PLEDGORS

(i) Each of the Guarantors and the Pledgors has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor or such Pledgor, as applicable, under the applicable Guaranty, the applicable Pledge Agreement (if any) and each of the other Loan Documents to which such Guarantor or such Pledgor is a party shall not be impaired and the applicable Guaranty, the applicable Pledge Agreement and the other Loan Documents to which such Guarantor or such Pledgor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

(ii) Each of the Guarantors and the Pledgors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the applicable Guaranty and secured by the applicable Pledge Agreement will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment.

(iii) Each of the Guarantors and the Pledgors acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Credit Agreement.

SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):

(i) The Borrowers, the Guarantors, the Pledgors, the Administrative Agent and the Lenders shall have indicated their consent to this Amendment by the execution and delivery of the signature pages hereto to the Administrative Agent.

(ii) The Administrative Agent shall have received all reasonable and documented out of pocket expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 9.03 of the Credit Agreement) that are due and payable in connection with this Amendment.

SECTION 5. MISCELLANEOUS

(i) Reference to and Effect on the Loan Documents.

(A) On and after the Amendment Effective Date, each reference in any Loan Document to any Loan Document amended hereby shall mean and be a reference to such Loan Document as amended by this Amendment.

(B) Except as specifically amended by this Amendment, each of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(C) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Banks or any Lender under the Credit Agreement or any of the other Loan Documents.

(D) This Amendment shall constitute a Loan Document.

(ii) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(iii) Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(iv) Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FOUR CORNERS OPERATING PARTNERSHIP, LP

By: FOUR CORNERS GP, LLC, its general partner

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

[Signature Page – Second Amendment]

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent

By:	/s/ Ryan M. Dempsey
Name:	Ryan M. Dempsey
Title:	Authorized Officer

[Signature Page – Second Amendment]

Bank of America, N.A., as Lender

By:	/s/ Kurt Mathison
Name:	Kurt Mathison
Title:	Senior Vice President

[Signature Page – Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ John R. Mellott
Name:	John R. Mellott
Title:	Director

[Signature Page – Second Amendment]

Barclays Bank PLC, as Lender

By:	/s/ Graeme Palmer
Name:	Graeme Palmer
Title:	Assistant Vice President

[Signature Page – Second Amendment]

Fifth Third Bank, as Lender

By:	/s/ John A. Marian
Name:	John A. Marian
Title:	Vice President

[Signature Page – Second Amendment]

U.S. Bank National Association, as Lender

By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Senior Vice President

[Signature Page – Second Amendment]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

[Signature Page – Second Amendment]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

[Signature Page – Second Amendment]

RAYMOND JAMES BANK, N.A., as Lender

By:	/s/ Mark E. Moody
Name:	Mark E. Moody
Title:	Executive Vice President

[Signature Page – Second Amendment]

Seaside National Bank & Trust, as Lender

By:	/s/ Kevin Kilgannon
Name:	Kevin Kilgannon
Title:	SVP & Chief Credit Officer

[Signature Page – Second Amendment]

Woodforest National Bank, as Lender

By:	/s/ John Ellis
Name:	John Ellis
Title:	Senior Vice President

[Signature Page – Second Amendment]

Each of the undersigned Guarantors and Pledgors hereby acknowledges, agrees and consents to the foregoing Amendment.

FOUR CORNERS OPERATING PARTNERSHIP, LP

By: FOUR CORNERS GP, LLC, its general partner

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FOUR CORNERS PROPERTY TRUST, INC., a Maryland Corporation

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FOUR CORNERS GP, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT GARDEN PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT SUNSHINE PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

[Signature Page – Second Amendment]

FCPT SW PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT INTERNATIONAL DRIVE, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT RESTAURANT PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT REMINGTON PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT HOSPITALITY PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT KEYSTONE PROPERTIES 11, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

[Signature Page – Second Amendment]

FCPT PA HOSPITALITY PROPERTIES 11, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT KEYSTONE PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

FCPT PA HOSPITALITY PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Gerald R. Morgan
Name:	Gerald R. Morgan
Title:	President

[Signature Page – Second Amendment]